Neuberger Berman Income Funds® ("Income Funds")
Neuberger Berman New York Municipal Income Fund
Institutional Class, Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated February 28, 2018, as amended and supplemented

This supplement describes important changes potentially affecting Neuberger Berman New York Municipal Income Fund (the "Fund").  If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC ("NBIA") at 877-628-2583.

On March 29, 2018, the Board of Trustees approved a proposal to change the Fund’s principal investment strategies to invest mainly in securities of municipal issuers that finance projects supporting sustainable communities in the U.S., targeting positive environmental and social impact and a financial return.  The Fund currently invests in securities that are deemed investment grade at the time of investment; in connection with this change, the Fund may invest in securities that are investment grade or non-investment grade.  In addition, the total annual operating expenses for Institutional Class shares, which is currently 0.92% of average net assets, would be capped at 0.43% of average net assets (subject to certain exclusions). It is currently anticipated that these changes would only occur if shareholders approve the proposed change to the Fund’s fundamental policy described below.

In connection with this change, the Fund would also revise its fundamental policy to no longer require that the Fund invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes.  The Fund will continue to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and securities the interest on which may be a tax preference item for purposes of the federal alternative minimum tax.  A change to the Fund’s fundamental investment policies requires the approval of shareholders, and shareholders of the Fund will be asked to vote on this fundamental policy change at an upcoming shareholder meeting.

If shareholders of the Fund approve the proposed change to the Fund’s fundamental policy, it is anticipated that the Fund will change its name to Neuberger Berman Municipal Impact Fund and will no longer invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes.

The record date of the shareholder meeting is expected to be April 19, 2018, and shareholders of the Fund on this date will be eligible to vote. Shareholders of the Fund are urged to read the proxy statement when it becomes available because it will contain more information about the proposed changes. The foregoing disclosure is not intended to solicit a proxy from any shareholder of the Fund.

The date of this supplement is April 4, 2018.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com